UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                March 30, 1999 (Date of earliest event reported)

                          GUM TECH INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

           UTAH                         0-27646                  87-0482806
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)

                 246 East Watkins Street, Phoenix, Arizona 85004
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (602)252-1617

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

         Attached hereto as Exhibit 99.1 is a copy of Gum Tech International, Inc.'s press release dated March 30, 1999 titled "Gum Tech Arranges $6 Million in Financing from Citadel Investment Group."

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

EXHIBIT
NUMBER            DESCRIPTION
------            -----------

99.1 Gum Tech International Inc. Press Release Dated March 30, 1999 Titled "Gum Tech Arranges $6 Million in Financing from Citadel Investment Group"


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GUM TECH INTERNATIONAL, INC.
                                                       (Registrant)

                                               By /s/ William J. Hemelt
                                               ---------------------------------
                                               William J. Hemelt
                                               Chief Financial Officer

Date: March 30, 1999

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

99.1 Gum Tech International Inc. Press Release Dated March 30, 1999 Titled "Gum Tech Arranges $6 Million in Financing from Citadel Investment Group"

                                        3